EMPLOYEE BENEFITS OBLIGATIONS	12 Months Ended
Dec. 31, 2018
EMPLOYEE BENEFITS OBLIGATIONS [abstract]
Disclosure of employee benefits obligations

22           EMPLOYEE BENEFITS OBLIGATIONS

	2017	2018
	RMB’000	RMB’000

Employee benefits obligations	30,745	28,389
Less: current portion included in accruals and other payables (Note 28)	(30,745)	(28,389)
	-	-

Pursuant to a redundancy plan implemented by the Group in 2006, selected employees who had met certain specified criteria and accepted voluntary redundancy were provided with an offer of early retirement benefits, up to their official age of retirement. Such arrangements required specific approval granted by management of the Group.

With the acquisition of the Yangcheng Railway Business in 2007 and Guangmeishan Railway Company Limited (“GRCL”) Business and Guangdong Sanmao Railway Company Limited (“GSRC”) Business in 2016, the Group has also assumed certain retirement and termination benefits obligations associated with the operations of Yangcheng Railway Business, GSRL Business and GSRC Business. These obligations mainly include the redundancy termination benefits similar to those mentioned above, as well as the obligation for funding post-retirement medical insurance premiums of retired employees before the respective acquisitions.

The employee benefits obligations have been provided for by the Group at amounts equal to the total expected benefit payments. Where the obligation does not fall due within twelve months, the obligation payable has been discounted using a pre-tax rate that reflects management’s current market assessment of the time value of money and risk specific to the obligation. The discount rate was determined with reference to treasury bond yields in the PRC.

The movement in the employee benefits obligation during current year is as follows:

	2017	2018
	RMB’000	RMB’000

At 1 January	34,043	30,745
Additions	-	-
Payments	(3,298)	(2,356)
At 31 December	30,745	28,389